UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 23, 2022

HPS CORPORATE LENDING FUND

(Exact name of Registrant as Specified in Its Charter)

DELAWARE	814-01431	87-6391045
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 West 57th Street, 33rd Floor New York, NY	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 212-287-4900

N/A

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement

On December 23, 2022, HPS Corporate Lending Fund (the “Fund”) entered into that certain Second Amendment to Loan and Servicing Agreement (the “Amendment”) among the Fund, HLEND Holdings A, L.P., as borrower (the “Borrower”), Morgan Stanley Senior Funding, Inc., as administrative agent, and Morgan Stanley Bank, N.A. and CDPQ American Fixed Income V Inc., as lenders, pursuant to that certain Loan and Servicing Credit Agreement, dated as of February 3, 2022, among the Borrower, the Fund, as the servicer, the lenders from time to time party thereto, Morgan Stanley Senior Funding, Inc., as administrative agent, U.S. Bank Trust Company, National Association, as the collateral agent and U.S. Bank National Association, as the account bank and the collateral custodian (as amended and supplemented, the “Loan Agreement”).

The Amendment provides for, among other things, an increase in the aggregate commitments of the lenders under the Loan Agreement from $600,000,000 to $800,000,000 through the accordion feature in the Loan Agreement. The accordion feature allows the Borrower, under certain circumstances, to increase the total size of the facility to a maximum of $1,000,000,000. In addition, under the Amendment, the interest rate applicable to advances under the facility is Term SOFR plus the Applicable Margin of 2.40% per annum.

The description above is only a summary of the material provisions of the Amendment and is qualified in its entirety by reference to a copy of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03.	Creation of Direct Financial Obligation

The information included under Item 1.01 above regarding the Amendment is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

10.1

Second Amendment to Loan and Servicing Agreement dated December  23, 2022 among HPS Corporate Lending Fund, HLEND Holdings A, L.P., as borrower, Morgan Stanley Senior Funding, Inc., as administrative agent, and Morgan Stanley Bank, N.A. and CDPQ American Fixed Income V Inc., as lenders

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, HPS Corporate Lending Fund has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HPS CORPORATE LENDING FUND

Date: December 27, 2022	By:	/s/ Yoohyun K. Choi
Name: Yoohyun K. Choi
Title: Secretary